UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2022

SPARTAN ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40022	85-1182458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fourth of one warrant	SPAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPAQ.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on July 28, 2021, Spartan Acquisition Corp. III, a Delaware corporation (the “Company“), Athena Pubco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Athena Pubco”), Athena Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Madeleine Charging B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Madeleine Charging”), Allego Holding B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Allego”), and, solely with respect to the sections specified therein, E8 Partenaires, a French societe par actions simplifee (“E8 Investor”), entered into a Business Combination Agreement and Plan of Reorganization (as amended, the “Business Combination Agreement”). Subject to the satisfaction or waiver of the conditions to closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Transactions”), the Transactions will effect a business combination between the Company and Allego. Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Business Combination Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on July 28, 2021, and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

On March 8, 2022, the Company, Athena Pubco, Merger Sub, Madeleine Charging, Allego and, solely for the purposes of the sections specified therein, E8 Investor entered into that certain Second Amendment to the Business Combination Agreement (the “Second Amendment”) pursuant to which, among other things, the parties thereto extended the Outside Date (as defined in the Business Combination Agreement) to March 31, 2022.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Second Amendment, a copy of which is filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 8, 2022, the Company convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement/prospectus filed by the Company with the Securities and Exchange Commission on February 10, 2022.

There were 68,991,800 shares of common stock issued and outstanding on January 18, 2022, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 50,695,147 shares present either by proxy or online, representing approximately 73.48% of the total outstanding shares of the Company’s common stock as of the Record Date, which constituted a quorum.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Business Combination Proposal

The Business Combination Agreement, pursuant to which a business combination between the Company and Allego will be effected (the “Business Combination”), was approved and adopted, and all transactions contemplated by the Business Combination were approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
47,719,177	2,856,974	118,996

Proposal No. 2 – The Governance Proposal

Certain governance provisions contained in the Articles of Association of Allego N.V., the successor to Athena Pubco following the Business Combination, that materially affect Allego shareholder rights were approved on a non-binding advisory basis. The voting results were as follows:

Votes For	Votes Against	Abstentions
46,114,386	3,465,311	1,115,450

Proposal No. 3 – The Adjournment Proposal

The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
47,089,036	3,486,014	120,097

Item 7.01.	Regulation FD Disclosure.

On March 8, 2022, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1394, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

2.1*	Business Combination Agreement, dated as of December 10, 2020, by and among the Company, Allego, Madeleine Charging, Athena Pubco, Merger Sub and E8 Investor (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on July 28, 2021 (File No. 001-40022)).

2.2*	Amendment to Business Combination Agreement, dated as of February 28, 2022, by and among the Company, Allego, Madeleine Charging, Athena Pubco, Merger Sub and E8 Investor (incorporated by reference to Exhibit 2.2 of the Company’s Current Report on Form 8-K filed on February 28, 2022 (File No. 001-40022)).

2.3	Second Amendment to Business Combination Agreement, dated as of March 8, 2022, by and among the Company, Allego, Madeleine Charging, Athena Pubco, Merger Sub and E8 Investor

99.1	Press Release dated March 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 9, 2022

SPARTAN ACQUISITION CORP. III

By:	/s/ Geoffrey Strong
Name:	Geoffrey Strong
Title:	Chief Executive Officer

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